THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY


                                     RA

                      SECOND QUARTER 2001 PRESENTATION
                       EARNINGS RESULTS AND OVERVIEW
                               AUGUST 8, 2001


                       RECKSON ASSOCIATES REALTY CORP

RA SUMMARY OF HIGHLIGHTS

o Reported diluted FFO of $.70 per share for the second quarter of 2001, as compared to $.65 per share for the comparable 2000 period, representing an increase of 7.7%. FFO for the second quarter of 2001 includes a $3.5 million or $.04 per share charge to reserve against the Frontline Capital Group interest income accrued for the quarter.

o Reported diluted EPS of $.32 per Class A common share for the second quarter of 2001, as compared to $.30 per Class A common share excluding gains on sales for the comparable 2000 period, representing an increase of 6.7%.

o Generated same property NOI increases of 9.6% (GAAP) and 8.5% (cash) for the second quarter of 2001.

o Generated same space rent growth of 23.2% (GAAP) and 13.7% (cash) for Office and 19.9% (GAAP) and 7.0% (cash) for Industrial/R&D for the second quarter of 2001.

o Increased Class A common stock dividend by 10% and Class B common stock dividend by 8.2%.

o Entered into a letter of intent to sell a 49% interest in 919 Third Avenue to an institutional investor.

o Completed dispositions of three non-core office assets totaling approximately $32 million and entered into contracts to sell three additional non-core office assets totaling approximately $53 million.

o Completed a $250 million ten year mortgage financing with an interest rate of 6.867% on 919 Third Avenue and a $75 million five year mortgage financing with an interest rate of 6.52% on 1350 Avenue of the Americas.


o Moody's reaffirmed Baa3 investment grade rating and maintained a stable rating outlook opinion.

-------------------------------------------------------------------------------
THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA PORTFOLIO COMPOSITION

[GRAPHIC OMITTED]

                            NET OPERATING INCOME (a)


Long Island                31%
Westchester                18%
New Jersey                 12%
Connecticut                 7%
New York City              32%

Pro Forma Portfolio Stats
-------------------------

 -   21.3 Million Square Feet (b)

 -   188 Properties (b)

 -   1,365 Tenants Representing a Diverse Industry Base

 -   Five Integrated Operating Divisions

 -   NOI:

       Office               88%
       Industrial           12%

 -  Average Tenant Size:
       Office               12,000 sq. ft.
       Industrial           25,500 sq. ft.

 -  Occupancy: (c)
       Office               97.0%
       Industrial           97.9%

(a)Pro forma for 919 Third Avenue free rent add back and Tri-State joint venture percent ownership interest
(b)Three properties sold after reporting period encompassing 250,000 square feet
(c)Excluding properties under development

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA PORTFOLIO COMPOSITION



                       FOCUSED EXPANSION ON HIGH
                      BARRIER TO ENTRY CBD MARKETS

                             % of Revenue
                     Derived from CBD Properties (a)

[GRAPHIC OMITTED]


  1995       1996       1997       1998       1999       2000       2001(E)
  -------------------------------------------------------------------------
    0%         9%        18%        14%        35%        46%        48%



                 HIGH CONCENTRATION OF SUBURBAN OFFICE
                PORTFOLIO IN FULLY SERVICED OFFICE PARKS


                      % Breakdown of Office NOI
                   Based on Second Quarter 2001 (a)

[GRAPHIC OMITTED]

  -  NOI Derived from Suburban Office Buildings                    72%
     Located in Fully Serviced Office Parks

  -  NOI Derived from Stand-Alone Suburban Office Buildings        28%

(a) Pro forma for three stand-alone suburban office buildings sold subsequent to end of reporting period

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA FAVORABLE MARKETS

[GRAPHICS OMITTED]

                                  YE97       YE98      YE99        YE00        2Q01
                                -------    --------   -------     ------      ------
SOUTHERN CONNECTICUT
--------------------
Average Asking Rental Rates     $28.96      $32.22      $31.78      $44.41     $42.74
Direct Vacancy                    4.2%        3.6%        4.0%        7.2%       9.4%
Overall Vacancy                   5.7%        4.2%        4.7%        8.1%      12.4%

WESTCHESTER
-----------
Average Asking Rental Rates     $25.14     $26.67       $27.23      $29.62     $29.13
Direct Vacancy                   13.3%      16.4%        15.0%       10.7%      11.6%
Overall Vacancy                  15.6%      19.2%        16.3%       12.0%      13.7%

LONG ISLAND
-----------
Average Asking Rental Rates     $26.14     $27.23       $27.69      $28.86     $30.45
Direct Vacancy                    8.7%       6.1%         5.6%        6.3%       7.7%
Overall Vacancy                   9.7%       6.7%         6.5%        8.4%      10.4%

NORTHERN NEW JERSEY
-------------------
Average Asking Rental Rates     $25.38     $27.42       $28.52      $29.66     $29.69
Direct Vacancy                    4.7%       5.3%         4.6%        6.5%       6.2%
Overall Vacancy                   7.3%       7.5%         7.1%        9.9%      11.1%

Source: Cushman & Wakefield Class A Statistics

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA FAVORABLE MARKETS

[GRAPHIC OMITTED]

                                       YE97      YE98        YE99       YE00       2Q01
                                       ----      -----       ----       ----       ----
NYC FINANCIAL EAST
------------------
Average Asking Rental Rates          $29.77     $40.21      $37.64     $52.90     $47.84
Direct Vacancy                         8.2%       6.6%        3.4%       1.4%       3.4%
Overall Vacancy                        8.9%       7.3%        4.1%       2.1%       6.6%

NYC MIDTOWN EAST SIDE
---------------------
Average Asking Rental Rates          $39.33     $47.85      $51.18     $61.46     $60.33
Direct Vacancy                         5.6%       6.0%        3.8%       1.9%       2.5%
Overall Vacancy                        7.2%       8.0%        5.0%       2.6%       4.5%

NYC MIDTOWN WEST SIDE
---------------------
Average Asking Rental Rates          $33.10     $43.36      $48.28     $60.89     $57.65
Direct Vacancy                         3.7%       3.3%        4.6%       2.4%       2.7%
Overall Vacancy                        6.9%       4.3%        6.0%       2.7%       4.4%

NYC SIXTH AVE./ROCKEFELLER CENTER
---------------------------------
Average Asking Rental Rates         $43.62      $51.33      $53.12     $65.91     $71.32
Direct Vacancy                        2.7%        2.2%        1.6%       0.9%       1.5%
Overall Vacancy                       4.7%        5.0%        2.6%       1.2%       3.3%


Source: Cushman & Wakefield Class A Statistics

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA LIMITED NEW SUPPLY

[GRAPHIC OMITTED]

           NEW SPACE UNDER DEVELOPMENT AS A % OF INVENTORY

                 Westchester                0.0%
                 New York City              1.1%
                 Stamford                   1.3%
                 Cleveland                  1.5%
                 Long Island                1.8%
                 Philadelphia               1.9%
                 Houston                    1.9%
                 LA County                  2.5%
                 Dallas                     3.2%
                 Phoenix                    4.4%
                 Atlanta                    5.0%
                 Chicago                    5.0%
                 Denver                     5.0%
                 Orange County              5.1%
                 Oakland                    5.1%
                 No. New Jersey             5.7%
                 San Diego                  7.0%
                 Washington, D.C.           7.3%
                 Minneapolis                7.5%
                 Boston                     8.2%
                 San Francisco              9.5%

Source:  Merrill Lynch
Note:    Excluding Jersey City the new space under development is 3.3%

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA HISTORICAL PORTFOLIO OCCUPANCY
LAST FIVE QUARTERS

[GRAPHICS OMITTED]

                            OFFICE
                            ------

June 2000    Sept. 2000    Dec. 2000    Mar. 2001     June 2001
---------    ----------    ---------    ---------     ---------
  95.7%        97.0%         97.2%        97.1%          97.0%


                         INDUSTRIAL
                         ----------

June 2000    Sept. 2000    Dec. 2000     Mar. 2001    June 2001
---------    ----------    ---------     ---------    ---------
  97.6%         98.0%        97.5%         97.8%        97.9%


Note:  Excludes properties under development

--------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA PORTFOLIO PERFORMANCE

Same Property NOI

[GRAPHICS OMITTED]

                              TOTAL PORTFOLIO (a)


                  THREE MONTHS                              SIX MONTHS
                  ------------                              ----------
      Cash NOI                8.5%              Cash NOI                 7.6%
      GAAP NOI                9.6%              GAAP NOI                12.4%

      Cash Revenue Increase   8.1%              Cash Revenue Increase    7.2%
      Expense Increase        7.4%              Expense Increase         6.6%
      Occupancy Increase      0.9%              Occupancy Increase       0.9%




(a) Based on a comparison for the periods ended June 30, 2001 versus the periods ended June 30, 2000

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA PORTFOLIO PERFORMANCE

Same Property NOI

[GRAPHICS OMITTED]

                         REGIONAL BREAKDOWN (a)


                               Cash NOI      GAAP NOI
                               --------      --------
Long Island                      2.7%          3.6%
Westchester                      7.0%          7.4%
Connecticut                     15.4%         14.7%
New Jersey                      18.5%         10.3%
New York City                   11.9%         17.1%

(a) Based on comparison period for the three month period ended June 30, 2001 versus the three month period ended June 30, 2000

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA PORTFOLIO PERFORMANCE

[GRAPHICS OMITTED]

              SECOND QUARTER SAME SPACE AVERAGE RENT GROWTH (a)


Office Rent Growth:  23%
------------------------

Expiring Leases - $23.32
New Leases - $28.73
Average Lease Term Approximately 6 Years


Industrial/R&D Rent Growth:  20%
-------------------------------

Expiring Leases - $6.72
New Leases - $8.05
Average Lease Term Approximately 5 Years


 -  72 Total Leases Executed Encompassing 509,630 Sq. Ft.

 -  Same Space Second Quarter Cash Increase of 14% for
    Office and 7% for Industrial/R&D

(a) Represents leases executed during the second quarter

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY


Lease Expirations
For the next 5.5 years

Office                  2001         2002        2003        2004      2005       2006
------                  ----         ----        ----        ----      ----       ----
Square Feet Expiring
(in thousands)          460          1,057       l,224       1,245     1,902      1,577

% Square Feet Expiring  3.4%           7.8%        9.1%        9.2%     14.1%      11.7%


Industrial              2001         2002        2003        2004      2005       2006
----------              ----         ----        ----        ----      ----       ----
Square Feet Expiring
(in thousands)          594            365         771         723       785        979

% Square Feet Expiring  9.6%           5.9%       12.4%       11.6%     12.6%      15.8%

--------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA INTERNAL GROWTH - OFFICE PORTFOLIO

[GRAPHICS OMITTED]

Potential Future Increases in Cash Flow


Suburban Office Portfolio                  New York City Office Portfolio
-------------------------                  ------------------------------
Market Rent(a):  $31.63                    Market Rent(a):  $60.18
In-Place Rent:   $23.12                    In-Place Rent:   $33.59

Cash Flow Increase:                        Cash Flow Increase:

 - $51.8 million                            - $36.5 million
 - $0.66 per diluted share                  - $0.46 per diluted share

6.1 Million Sq.Ft. Expiring Over the       1.4 Million Sq.Ft. Expiring Over the
Next 5.5 Years                             Next 5.5 Years

Portfolio Rents 37% Below Market           Portfolio Rents 79% Below Market


                          As of June 30, 2001


(a) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such average asking rents. Calculations based on weighted average sq. ft. expiring in each of the respective sub-markets.

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA VALUE CREATION ACTIVITY REPORT

[GRAPHICS OMITTED]

                                                       SQUARE       PERCENT    TOTAL ANTICIPATED  TOTAL INVESTMENT    ESTIMATED
PROJECTS IN STABILIZATION PERIOD                        FEET         LEASED      INVESTMENT(a)        TO DATE        NOI YIELD(a)
--------------------------------                     ----------     --------   -----------------  ----------------   -------------
Melville Expressway Corporate Center,
  Melville, NY (Phase I)                               277,500       31.0%      $43,446,000         $40,332,000         12.0%


                                                         SQUARE     PERCENT    TOTAL ANTICIPATED  TOTAL INVESTMENT    ESTIMATED
PROJECTS UNDER DEVELOPMENT OR REPOSITIONING               FEET        LEASED     INVESTMENT(a)        TO DATE        NOI YIELD(a)
-------------------------------------------          ----------     --------   -----------------  ----------------   -------------
103 JFK Parkway, Short Hills, NJ                       129,508        0.0%      $30,000,000                             10.0%

400 Moreland Road, Commack, NY                          56,875        0.0%       $2,967,000                             12.0%

Projects Under Development
 or Repositioning During 2001                          186,383        0.0%      $32,967,000        $25,035,000          10.2%

                                                        SQUARE     PERCENT    TOTAL ANTICIPATED  TOTAL INVESTMENT    ESTIMATED
PROJECTS IN PLANNING                                     FEET        LEASED     INVESTMENT(a)        TO DATE        NOI YIELD(a)
--------------------                                 ---------     --------   -----------------  ----------------   ------------
AIP 2001, Islip, NY                                     71,000        0.0%       $5,692,000                             12.0%

University Square, Princeton, NJ                       315,000        0.0%      $50,397,000                             12.0%

Melville Square Corporate Center II, Melville, NY      255,000        0.0%      $33,660,000                             12.5%

Melville Expressway Corporate Center,                  277,500        0.0%      $49,290,000                             13.0%
Melville, NY (Phase II)

Reckson Executive Park, Rye Brook, NY                  345,000        0.0%      $55,799,000                             12.0%

Landmark 7, Stamford, CT                                61,000        0.0%      $13,208,000                             12.5%


PROJECTS IN PLANNING                                 1,324,500        0.0%     $208,046,000         $48,782,000         12.3%



(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA LEASING ACTIVITY UPDATE

Reckson Executive Park - Melville, Long Island


- Ground-Up Development

    [PICTURE OMITTED]

- Property is currently 31% leased
  with 171,000 square feet of leases
  signed or under negotiation


Stacking Plan - 277,500 Sq. Ft.

[GRAPHIC OMMITTED]


                               ---------------------------------------------------------------------
4th Floor                              Showing               Showing                 Showing
                                     250,000 s.f.           40,000 s.f.             150,000 s.f.

3rd Floor                              Showing               Showing                  Proposal
                                      25,000 s.f.           17,000 s.f.              42,000 s.f.

2nd Floor                      Hain Celestial Group, Inc      Showings          Transamerica Corp.
                                     34,988 s.f.            7,000 s.f.              24,099 s.f.

1st Floor                       OSI Pharmaceutical, Inc.   Drake Beam Morin            Proposal
                                     22,805 s.f.            4,870 s.f.               20,000 s.f.

Totals                             Leases Signed             Proposals                 Showings
                                    86,762 s.f.             85,000 s.f.              574,000 s.f.


-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

                               Financial Overview

                          Presented by Michael Maturo




--------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA FFO PER SHARE GROWTH

[GRAPHIC OMITTED]


                       2Q96      2Q97      2Q98       2Q99       2Q00         2Q01
                       ----      ----     -----      -----       ----         ----
 FFO                 $0.37      $0.42     $0.51      $0.57       $0.65        $0.70
Growth                           13.5%     21.4%      11.8%       14.0%         7.7%

13.6% Diluted Compounded FFO Quarterly Growth Per Share

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA FRONTLINE CAPITAL GROUP UPDATE

o At June 30, 2001, Reckson had two outstanding loans to FrontLine Capital Group, the FrontLine Facility of $93.4 million and the RSVP Facility of $49.3 million.

o The Company recorded a reserve of $3.5 million or $.04 per share against interest income accrued on the Frontline Capital Group loans during the second quarter.

o Allows future performance measurements to be based on the Company's core real estate operations.

o Formation of committee of independent board members to evaluate, consider actions and make recommendations with respect to the FrontLine Capital Group loans.

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA DILUTED CAD PER SHARE ANALYSIS

SECOND QUARTER 2001
--------------------
Diluted CAD Per Share Reported                                    $0.48
Add Back: Increase in 919 Third Avenue Straight-Line Rent          0.04
                                                                  -----
Adjusted CAD Per Share                                            $0.52
                                                                  =====
CAD Prior Year Three Months                                       $0.50
                                                                  =====
Adjusted Percent Increase                                          4.0%
                                                                  =====

                                                                  -----
Pro Forma CAD Payout Ratio                                        88.5%
                                                                  -----

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA FINANCIAL RATIOS

                                               (in millions except ratios)
                                                      June 30, 2001
         Ratios                                         Historical
         ------                                         ----------
         Total Debt (a)                                   $1,500
         Total Equity                                     $1,885
         Total Market Cap                                 $3,385
         Interest Coverage Ratio                           3.35x
         Fixed Charge Coverage Ratio                       2.67x
         Debt to Total Market Cap                          44.3%


(a) Including pro-rata share of joint venture debt and net of minority partners' interests

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA DIVIDEND GROWTH

[GRAPHIC OMITTED]

                              CLASS A COMMON STOCK

                                         1995     1996      1997      1998     1999    2000    2001(a)
                                         ----     ----      ----      ----     ----    ----    -------
Dividend Per Share (Annualized)         $1.15    $1.20     $1.25     $1.35    $1.49   $1.54      $1.70
Payout Ratio                               79%      76%       71%       65%      66%     63%        63%


(a) For the six month period ended June 30, 2001

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA NET ASSET VALUE ANALYSIS


(in thousands, except percentages and per share amount)
NAV Calculation                                             June 30, 2001
---------------                                             -------------
Q2 2001 consolidated NOI                                     $    84,475
  Adjustments
      Termination fees                                            (1,715)
      919 Third Avenue GAAP NOI                                  (10,807)
      Straightline (1)                                            (4,050)
      Amounts distributed to minority partners (2)                (4,009)
      Leasing activity effecting post 2nd quarter                  1,114
                                                                   -----
  Adjusted Q2 2001 NOI                                       $    65,008

  Annualized adjusted NOI (3)                                $   266,531
  Capitalization rate                                               9.25%
                                                             -----------
     Value of operating properties                           $ 2,881,414
  Development pipeline at 110% of cost (4)                       155,643
  Investment in and advances to affiliates (5)                   180,759
  Other assets (6)                                               240,877
  919 Third Avenue (7)                                           444,000
                                                             -----------
     Total value of assets                                   $ 3,902,693
  Liabilities & Preferred Stock & Preferred Units              1,932,006
                                                             -----------
     Net asset value                                         $ 1,970,687
  Outstanding Shares and Units                                    67,547
    Net asset value per share                                $     29.18

(1) Net of $6.9 million adjustment for 919 Third Avenue
(2) Net of Crescent distribution, whose shares are treated as converted
(3) Includes a 4% annualized growth factor, adjusted to account for timing
(4) Excludes properties which leasing activity is included above
(5) Includes $93.4 million related to the FrontLine Facility, $49.4 million related to the RSVP Commitment and $19.6 million of accrued interest.
(6) Consists of the following (in millions): Prepaid Expenses $77.4
    (includes $40M for investment in ARE); Inv. in R/E joint ventures $69;
    Mtg Notes $55.2; Cash $26.4; Tenant Receivables $9.8; Contract Deposits $3;
(7) Market value less remaining costs to develop

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA DEBT SCHEDULE



                                       (in millions)
                                      Principal Amount   Weighted Average    Average Term
Debt Schedule                          Outstanding        Interest Rate       to Maturity
-------------                         ----------------   ----------------    ------------
Mortgage Notes Payable (a)               $764.7               7.3%            10.4 yrs.
Senior Unsecured Notes                   $450.0               7.5%             6.1 yrs.

Sub-Total/ Weighted Average            $1,214.7               7.4%             8.8 yrs.

Corporate Unsecured Credit Facility      $334.6           LIBOR + 105bps


 NO SIGNIFICANT NEAR-TERM REFINANCING NEEDS
 LONG-TERM STAGGERED DEBT MATURITY SCHEDULE

[GRAPHIC OMITTED]

                                                       (maturities in millions)

                          2001    2002   2003   2004    2005    2006   2007    2008   2009   2010   2011
                         -------------------------------------------------------------------------------
Mortgage Debt             $0       $8    $0      $3     $19     $130    $60     $0    $100   $28    $214
Unsecured Notes                                $100                    $150           $200


LOW FLOATING RATE DEBT LEVELS

[GRAPHIC OMITTED]

Floating Rate     22%
Fixed Rate        78%

(a) Reflects refinancing of 919 Third Avenue on July 18, 2001

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA CAPITAL RECYCLING PROGRAM

$574 Million Slated for Program

                                                             (in thousands)
DISPOSITIONS - COMPLETED OR UNDER CONTRACT             2001              2002
------------------------------------------             ----              ----
Closed (3 non-core office assets)                   $ 32,000
Under Contract (3 non-core office assets)             53,000
                                                    --------
      Subtotal                                      $ 85,000
                                                    --------
DISPOSITIONS - ANTICIPATED
Primary
-------
919 Third Avenue - Sale of JV Interest              $225,000
Remaining Non-Core Office Assets                                      115,000
(5 buildings in multiple markets)                   --------         --------

     Subtotal                                       $225,000          115,000
                                                    --------         --------
Secondary
---------
RSVP (a)                                                             $109,000
Other                                                 40,000
                                                    --------         --------
     Subtotal                                        $40,000         $109,000
                                                    --------         --------
     Total                                          $350,000         $224,000
                                                    ========         ========

(a) Represents Investment Basis

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA BENCHMARKS FOR BALANCE OF 2001

o   Meet Leasing Objectives for Development Projects

o   Continue to Execute Capital Recycling Program

    * Strengthen Balance Sheet

    * Exit Non-Core Holdings

    * Identify Pipeline of Reinvestment Opportunities

      - Seen a Significant Increase in Potential Investment Opportunities

      - Evaluated Over $650 Million of Opportunities in Last 90 Days

      - Valuations Still Need to Adjust

o   Strengthen Focus in the New York Tri-State Area

o   Better Position Company to Execute in More Competitive Environment

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

RA FORWARD LOOKING STATEMENTS

Estimates of future FFO per share and certain other matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or release space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact us, reference is made to our filings with the Securities and Exchange Commission. We are subject to the reporting requirements of the Securities and Exchange Commission and undertake no responsibility to update or supplement information contained in this presentation that subsequently becomes untrue.

-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY


                             RA

                           RECKSON



-------------------------------------------------------------------------------
        THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY